UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

Anika Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Wiggins Avenue Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 457-9000

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2013, Anika Therapeutics, Inc. issued a press release reporting its preliminary unaudited total revenue for the quarter and year ended December 31, 2012.  The press release has been furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2013, the Board of Directors of Anika Therapeutics, Inc. (the “Company”, or “Anika”) appointed Sylvia Cheung as the Chief Financial Officer, Treasurer, Secretary, principal financial officer and principal accounting officer of the Company, effective April 1, 2013.  Ms. Cheung will succeed Kevin W. Quinlan, current Chief Financial Officer, Treasurer, Secretary, principal financial officer and principal accounting officer of the company.  Mr. Quinlan is leaving Anika effective March 31, 2013, after seven years of dedicated service, to pursue other professional opportunities.

Ms. Cheung has over 16 years of financial and general management experience. Prior to her current position as Vice President of Strategic Processes, Cheung served as General Manager for the company’s Italy-based subsidiary, Anika Srl. She joined Anika as Controller in 2005. In addition to fulfilling financial responsibilities as Controller, Cheung led the company’s integration of Anika Srl subsequent to its acquisition in 2009. Prior to Anika, she held a series of progressively responsible financial management positions at Transkaryotic Therapies, Inc. Cheung holds a bachelor’s of business administration in accounting from the University of Massachusetts in Amherst, a master’s in business administration from Boston University, and is a Certified Public Accountant (inactive).

There are no other arrangements or understandings between Ms. Cheung and any other persons pursuant to which she was selected as the Company’s Chief Financial Officer, Treasurer, Secretary, principal financial officer and principal accounting officer.  Additionally, there are no transactions involving the Company and Ms. Cheung that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

On January 22, 2013, the Company issued a press announcing Ms. Cheung’s appointment as Chief Financial Officer of the Company.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release by Anika Therapeutics, Inc., dated January 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: January 22, 2013	By:	/s/ Charles H. Sherwood
	Name:	Charles H. Sherwood
	Title:	President & Chief Executive Officer